SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: October 5, 2005
---------------------------------
(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
            (as depositor under the Pooling and Servicing Agreement,
                         dated as of September 1, 2005,
            relating to the Banc of America Commercial Mortgage Inc.
          Commercial Mortgage Pass-Through Certificates, Series 2005-4)
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-127779-001              56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina         28255
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (704) 386-8509

Item 8.01. Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of September 1, 2005 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-4 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-5A, Class A-5B, Class A-1A, Class A-J, Class XP, Class B, Class C and Class D Certificates (the "Publicly Offered Certificates"), which were issued on September 15, 2005 with an aggregate principal balance as of September 1, 2005 of $1,442,968,000. The Publicly Offered Certificates were sold to by Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich") (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 15, 2005, among BAS, Bear Stearns, Goldman Sachs and Greenwich, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of September 15, 2005, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of September 15, 2005, by and between Bear Stearns Commercial Mortgage Inc. ("BSCMI") and the Company (the "BSCMI Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits
Exhibit 4         Pooling and Servicing Agreement
Exhibit 8         Tax Matters Opinion
Exhibit 99.1      Bank of America Mortgage Loan Purchase and Sale Agreement
Exhibit 99.2      BSCMI Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                             BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                             By: /s/ Edward Vaccaro
                                 -----------------------------------------------
                                 Name: Edward Vaccaro
                                 Title: Vice President

Date:  October 5, 2005

                                  Exhibit Index

 Item 601(a) of Regulation                                         Paper (P) or
       S-K Exhibit No.      Description                           Electronic (E)
 -------------------------  -----------                           --------------

             4              Pooling and Servicing Agreement              E

             8              Tax Matters Opinion                          E

           99.1             Bank of America Mortgage Loan                E
                               Purchase and Sale Agreement

           99.2             BSCMI Mortgage Loan Purchase and             E
                               Sale Agreement